FEDERATED U.S. GOVERNMENT SECURITIES FUND:  1-3 YEARS

INSTITUTIONAL SHARES
INSTITUTIONAL SERVICE SHARES

SUPPLEMENT TO PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION, AS APPROPRIATE, DATED APRIL 30, 1999

I. At the June 21, 1999 shareholder meeting, shareholders approved the following changes to become effective July 1, 1999:

(1)  Elected seven Trustees.

(2)  Ratified the selection of the Trust's independent auditors.

II. The meeting was adjourned to August 5, 1999, 2:00 p.m., (Eastern time), at 2800 Corporate Drive, Pittsburgh, PA 15237-7000 with respect to the following proposals. Unless shareholders are notified otherwise, these changes will take effect on August 9, 1999.

(3) To make changes to the Trust's fundamental investment policies and limitations:

(a) To amend the Trust's fundamental investment limitation regarding borrowing money and issuing senior securities to read as follows:

     "The Trust may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act."

(b) To amend the Trust's fundamental investment limitation regarding lending by the Trust to read as follows:

     " The Trust may not make loans, provided that this restriction does not prevent the Trust from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests."

(c) To amend, and made non-fundamental, the Trust's fundamental investment limitation regarding buying securities on margin to read as follows:

     "The Trust will not purchase securities on margin, provided that the Trust may obtain short-term credits necessary for the clearance of purchases and sales of securities."

(d) To amend, and made non-fundamental, the Trust's fundamental investment limitation regarding pledging assets to read as follows:

     "The Trust will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities."

(e) To amend, and made non-fundamental, the Trust's fundamental investment policy regarding investing in U.S. government securities to read as follows:

     The Trust will invest primarily in U.S. government securities.

     "U.S. government securities include: (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance: (a) U.S. Treasury bills and (b) U.S. Treasury notes; (2) obligations issued or guaranteed by U.S. government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury (such as Government National Mortgage Association pass through and modified participation certificates), (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. government to purchase obligations of the U.S. government agency or instrumentality or
     (d) the credit of the instrumentality."

(f) To amend, and made non-fundamental, the Trust's fundamental investment policy regarding investing in repurchase agreements to read as follows:

     "The Trust may enter into repurchase agreements."

4.   To eliminate certain of the Trust's fundamental investment limitations:

     (a) To remove the Trust's fundamental investment policy regarding selling securities short; and

     (b)  To  remove  the  Trust's   fundamental   investment  policy  regarding
          portfolio trading.

5. To approve an amendment and restatement to the Trust's Declaration of Trust to permit the Board of Trustees to liquidate assets of the Trust without seeking shareholder approval.

II. The following actions were taken by the Board of Trustees with regard to non- fundamental investment policies:

1. Amended the Trust's non-fundamental policy concerning investing in illiquid securities to read as follows:

     "The Trust will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits maturing in more than seven days, if immediately after and as a result, the value of such securities would exceed, in aggregate, 15% of the Trust's net assets."

2. Amended the Trust's non-fundamental policy concerning the Trust's average dollar-weighted portfolio maturity to read as follows:

     "As a matter of investment practice that can be changed without shareholder approval, the Trust will maintain an average dollar- weighted duration of 1 to 3 years."

3.   Eliminated the Trust's undertaking concerning borrowing.

4. Eliminated the Trust's non-fundamental investment policy providing that the Trust will not engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the value of its total assets.

                                                                   June 21, 1999

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Federated Investors

Federated Securities, Distributors
Federated Investors, Inc.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
www.federatedinvstors.com

Cusip 31428M100
Cusip 31428M209
G02641-03 (6/99)